UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – July 21, 2015

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Item 5.02(b)   Resignation of James L. Donald as Chief Executive Officer and Director

On July 21, 2015, the Board of Directors of each of Extended Stay America, Inc. (“Extended Stay”) and ESH Hospitality, Inc. (“ESH REIT” and, together with Extended Stay, the “Company”) accepted the voluntary resignation of James L. Donald from his position as Chief Executive Officer of each of Extended Stay and ESH REIT, effective August 24, 2015. Mr. Donald also resigned from his position as a director of each of the Board of Directors of Extended Stay and ESH REIT, effective August 24, 2015. Mr. Donald’s resignations did not involve any disagreement with either of Extended Stay or ESH REIT. Mr. Donald will continue to serve the Company in an advisory role until December 31, 2015 in order to ensure a smooth transition.

Item 5.02(c),(e)   Appointment of Gerardo Lopez as President and Chief Executive Officer

On July 21, 2015, the Board of Directors of the Company appointed Gerardo Lopez as President and Chief Executive Officer of the Company, effective August 24, 2015.

Mr. Lopez, 56, has deep public-company experience across diverse consumer-focused industries and most recently has been the President and Chief Executive Officer of AMC Entertainment Holdings, Inc. (“AMC”) since 2009. At AMC, Mr. Lopez transformed the world’s second largest movie exhibitor, returned the company to the public market through its initial public offering in December 2013 and delivered exceptional returns to shareholders since the IPO. Prior to joining AMC, Mr. Lopez served in a variety of senior and executive roles at Starbucks Corporation (NASDAQ:SBUX), Handleman Company and PepsiCo Inc. (NYSE:PEP). Mr. Lopez serves on the board of directors of Brinker International (NYSE:EAT).

In connection with his appointment, Mr. Lopez entered into a letter agreement with Extended Stay, dated July 17, 2015 (the “Letter Agreement”) which outlines the terms of his employment. Pursuant to the terms of the Letter Agreement, Mr. Lopez will receive an annual base salary of $1,000,000 and will be eligible to participate in the Extended Stay America, Inc. Annual Incentive Plan under which he will be eligible to earn an annual bonus in an amount equal to between 50% and 200% of his base salary. In respect of fiscal 2015, Mr. Lopez’s annual bonus will be pro-rated to reflect his employment start date, provided, that, such bonus amount shall not be less than $400,000. Subject to approval by the Compensation Committee of the Board of Directors of each of Extended Stay and ESH REIT (together, the “Compensation Committees”), Mr. Lopez will receive an initial grant of 600,000 restricted stock units (the “Initial Grant”) pursuant to the terms of the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan (the “Plan”) and award agreement. The Initial Grant will vest (i) as to 100,000 restricted stock units, in equal installments on each of the first three anniversaries of the date of grant and (ii) as to 500,000 restricted stock units, based on achievement of total shareholder return measured over the three year period following the date of grant. The Letter Agreement also provides that in the first quarter of 2016, subject to approval by the Compensation Committees, Mr. Lopez will receive a grant of 900,000 restricted stock units pursuant to the terms of the Plan and the award agreement (the “2016 Grant”). The 2016 Grant will vest (i) as to 270,000 restricted stock units, in equal installments on each of the first three anniversaries of the date of grant, (ii) as to 315,000 restricted stock units, based on achievement of annual EBITDA targets and (iii) as to 315,000 restricted stock units, based on achievement of relative total shareholder return measured over the three year period following the date of grant. Mr. Lopez will be entitled to relocation benefits as provided in Extended Stay’s standard relocation policy as applicable to senior executives of the Company. Unless and until Mr. Lopez relocates to Charlotte, NC, Mr. Lopez will be entitled to a monthly reimbursement of up to $3,000 for costs associated with maintaining a residence in Charlotte, NC, plus a gross-up to cover any additional taxes incurred by him as a result of such benefit. Subject to his entry into a participation agreement, Mr. Lopez will be covered by the Extended Stay America, Inc. Executive Severance Plan. The foregoing description of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

There are no arrangements or understandings between Mr. Lopez and any other person pursuant to which Mr. Lopez was appointed as President and Chief Executive Officer of the Company. Mr. Lopez has not entered into any transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

There are no family relationships between Mr. Lopez and any of the Company’s officers or directors that are required to be disclosed pursuant to Item 401(d) of Regulation S-K.

A copy of the press release announcing Mr. Donald’s resignation and Mr. Lopez’s appointment is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

10.1†	Letter Agreement by and between Extended Stay America, Inc. and Gerardo Lopez dated July 17, 2015.
99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated July 21, 2015.

†	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: July 21, 2015	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: July 21, 2015	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1†	Letter Agreement by and between Extended Stay America, Inc. and Gerardo Lopez dated July 17, 2015.
99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated July 21, 2015.

†	Management contract or compensatory plan or arrangement.